LETTER WAIVER

Dated as of August 14, 2003

To the banks, financial institutions
and other institutional lenders
(collectively, the "Lenders")
parties to the Credit Agreement
referred to below and to Bank of America,
as administrative agent (the "Administrative Agent") for the Lenders

Ladies and Gentlemen:

We refer to the Credit Agreement dated as of October 5, 2001, as amended by Amendment No. 1 thereto dated as of December 16, 2002 and Amendment No. 2 thereto dated as of April 3, 2003 (such Credit Agreement, as so amended, the "Credit Agreement") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Credit Agreement.

We hereby request that you waive, solely with respect to the French Sale (as defined below), the requirements of Section 5.02(e)(v)(D) of the Credit Agreement. As used in this Letter Waiver, the term "French Sale" means the sale, transfer or other disposition, in one transaction or series of related transactions, by the Company of those assets and properties constituting its generic pharmaceutical business conducted in France (the "Subject Property"). It is understood and agreed that all Net Cash Proceeds received by or on behalf of the Company in respect of the French Sale will be applied by the Company pursuant to Section 2.06(b) of the Credit Agreement within five Business Days of receipt to prepay an aggregate principal amount of the Advances equal to 100% of Net Cash Proceeds so received. In order to effect the French Sale, we also hereby request that you release the Subject Property from any liens and security interests created and evidenced by the Collateral Documents. In connection with this request, we hereby certify that no Default has occurred and that, except with respect to Section 5.02(e)(v)(D) of the Credit Agreement, which is the subject of this Letter Waiver, the sale of the Subject Property is in compliance with the Loan Documents.

We also hereby request that any and all interest rate Hedge Agreements permitted under Article V of the Credit Agreement that are entered into on and after the date hereof by and between any Loan Party and any Hedge Bank constitute "Secured Hedge Agreements" for all purposes of the Credit Agreement and the other Loan Documents.

We hereby agree that, upon the effectiveness of this Letter Waiver, the Swing Line Facility shall be reduced from $50,000,000 to $35,000,000.

This Letter Waiver shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Letter Waiver executed by us and the Required Lenders and the Swing Line Bank or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Waiver, and the consent attached hereto executed by each Grantor. This Letter Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning (i) one counterpart of this waiver by fax to Cissie Abraham, Shearman & Sterling LLP (telephone 212-848-8598, fax 646-848-8598) no later than noon on August 14, 2003 and (ii) two original counterparts of this waiver to Cissie Abraham, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, at your earliest convenience.

This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

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Very truly yours,

ALPHARMA INC.

By: /s/ Albert N. Marchio, II
Title: Vice President and Treasurer

Agreed as of the date first above written:

BANK OF AMERICA, N.A.,
as Administrative Agent, as Swing Line Bank and as Lender

By: /s/ Joseph L. Corah
Title: Principal

Agreed as of the date first above written:
BANK OF AMERICA, N.A. By: /s/ Joseph L. Corah Title: Principal	BNP PARIBAS By: /s/ Richard Pace Title: Director By: /s/ Shayn P. March Title: Vice President
BNP PARIBAS, OSLO BRANCH By: /s/ Jean-Claude Helle Title: General Manager	CANADIAN IMPERIAL BANK OF COMMERCE By: /s/ John F. Burke Title: Authorized Signatory
CITICORP USA, INC. By: /s/ Allen Fisher Title: Vice President	DEN NORSKE BANK ASA By: /s/ Terje Turnes Title: General Manager
FLEET NATIONAL BANK By: /s/ Virginia C. Stelzenthaler Title: Managing Director	HSH NORDBANK COPENHAGEN BRANCH By: /s/ Steffen E. Andersen Title: By: /s/ Finn Bergmann Title:
IKB CAPITAL CORPORATION By: /s/ David Snyder Title: President	NATIONAL CITY By: /s/ Michael A. Moose Title: Account Officer
UNION BANK OF NORWAY By: /s/ Sven Hove Title: General Manager
AERIES FINANCE-II LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	AIM FLOATING RATE FUND By:/s/ Thomas H.B. Ewald Title: Authorized Signatory
AMARA 2 FINANCE, LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	APEX (Trimaran) CDO I, LTD. By:/s/ David M. Millison Title: Managing Director
AVALON CAPITAL LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	AVALON CAPITAL LTD. 2 By:/s/ Thomas H.B. Ewald Title: Authorized Signatory
BLACK DIAMOND CLO 1996-1 LTD. By:/s/ Alan Corkish Title: Director	BLACK DIAMOND CLO 2000-1 LTD. By:/s/ Alan Corkish Title: Director
BLACK DIAMOND INTERNATIONAL FUNDING, LTD By: /s/ Alan Corkish Title: Director	CHARTER VIEW PORTFOLIO By:/s/ Thomas H.B. Ewald Title: Authorized Signatory
DENALI CAPITAL CLO I, LTD By: /s/ John P. Thacker Title: Chief Credit Officer	DENALI CAPITAL CLO II, LTD By: /s/ John P. Thacker Title: Chief Credit Officer
DENALI CAPITAL CLO III, LTD By: /s/ John P. Thacker Title: Chief Credit Officer	DIVERSIFIED CREDIT PORTFOLIO LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory
FLAGSHIP CLO 2001-1 By: /s/ Colleen Cunliffe Title: Director	FLAGSHIP CLO II By: /s/ Colleen Cunliffe Title: Director
INVESCO CBO 2000-1 LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	SAGAMORE CLO LTD. By: /s/ Thomas H.B. Ewald Title: Authorized Signatory
SEQUILS-LIBERTY, LTD. By:/s/ Thomas H.B. Ewald Title: Authorized Signatory	TRS I LLC By:/s/ Alice L. Wagner Title: Vice President
VAN KAMPEN CLO I, LIMITED By: /s/ Christina Jamieson Title: Vice President	VAN KAMPEN CLO II, LIMITED By: /s/ Christina Jamieson Title: Vice President
VAN KAMPEN SENIOR INCOME TRUST By: /s/ Christina Jamieson Title: Vice President	VAN KAMPEN SENIOR LOAN FUND By: /s/ Christina Jamieson Title: Vice President

CONSENT

Dated as of August 14, 2003

Each of the undersigned, as grantors under the Collateral Documents to which each is a party and as Guarantors under, as applicable, the (i) Parent Guaranty dated as of October 5, 2001, (ii) Subsidiary Guaranty dated as of October 5, 2001 or (iii) Subsidiary Guaranty dated as of December 26, 2001, in each case in favor of the Secured Parties referred to therein (collectively, the "Guaranty"), hereby consents to the foregoing Letter Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Letter Waiver, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, on and after the effectiveness of such Letter Waiver, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as modified by such Letter Waiver, and (b) each of the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

ALPHARMA OPERATING CORPORATION

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA USPD INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA U.S. INC.

By: /s/ Robert F. Wrobel
Title: Secretary

BARRE PARENT CORPORATION

By: /s/ Robert F. Wrobel
Title: Secretary

G.F. REILLY COMPANY

By: /s/ Robert F. Wrobel
Title: Secretary

PARMED PHARMACEUTICALS, INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA EURO HOLDINGS INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA (BERMUDA) INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA USHP INC.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA US PHARMACEUTICAL LLC

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA ANIMAL HEALTH COMPANY

By: /s/ Robert F. Wrobel
Title: Secretary

MIKJAN CORPORATION

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA NW INC.

By: /s/ Robert F. Wrobel
Title: Secretary

NMC LABORATORIES, INC.

By: /s/ Robert F. Wrobel
Title: Secretary

US ORAL PHARMACEUTICALS PTY LTD

By: /s/ Robert F. Wrobel
Title: Secretary

FAULDING HOLDINGS INC.

By: /s/ John W. LaRocca
Title: Assistant Secretary

FAULDING PHARMACEUTICALS INC.

By: /s/ John W. LaRocca
Title: Assistant Secretary

POINT HOLDINGS INC.

By: /s/ John W. LaRocca
Title: Assistant Secretary

PUREPAC PHARMACEUTICAL HOLDINGS INC.

By: /s/ Robert F. Wrobel
Title: Secretary

FAULDING LABORATORIES INC.

By: /s/ Robert F. Wrobel
Title: Secretary

PUREPAC PHARMACEUTICAL CO.

By: /s/ Robert F. Wrobel
Title: Secretary

ALPHARMA INVESTMENT INC.

By: /s/ Robert F. Wrobel
Title: Secretary